Exhibit 10.2
CONTINUING GUARANTY

(1) FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the undersigned (hereinafter called “Guarantor”) unconditionally guarantees and promises to pay to Compass Bank d/b/a Commercial Billing Service (hereinafter called “Bank”) or order in lawful money of the United States, any and all Indebtedness of NDS Nutrition Products, Inc., a Florida corporation and iSatori, Inc., a Delaware corporation (jointly and severally, hereinafter called “Seller”, whether one or more), to Bank. The word “Indebtedness” is used herein in its most comprehensive sense and includes (i) all indebtedness and recourse obligations of Seller to Bank, (ii) charges, fees and expenses assessed by Bank against the account of the Seller or otherwise properly charged by Bank to Seller, and (iii) any and all other obligations and liabilities of Seller (or any of them, if more than one) to Bank, and, as to (i)-(iii) above, heretofore, now, or hereafter existing, made, incurred or created, whether voluntary or involuntary and arising under, pursuant to or in connection with a factoring facility, as evidenced by a Merchant Agreement between Seller to Bank dated as of the ___ day of _______________, 2017, and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and not limited to, but including principal, interest, cost of collection, attorney's fees and all other lawful charges, and whether Seller may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter become barred by any statute of limitations, or whether such Indebtedness may be now or hereafter become otherwise unenforceable. The word “Indebtedness” also shall include (a) all interest, (b) all charges, fees and expenses assessed by Bank (or any affiliate of Bank, as applicable) against the account of the Seller or otherwise properly charged by Bank (or such affiliate) to Seller, and (c) all other obligations incurred by the Seller, and, as to (a)-(c) above, arising under any agreement between Seller and Bank or any affiliate of Bank, whether now existing or hereafter entered into, which provides for an interest rate currency, equity, credit or commodity swap, cap, floor or collar, spot or foreign currency exchange transaction, cross currency rate swap, currency option, any combination of, or option with respect to, any of the foregoing or similar transactions, for the purpose of hedging the Seller’s exposure to fluctuations in interest rates, exchange rates, currency, stock, portfolio or loan valuations or commodity prices, excluding, however, any Excluded Swap Obligation (as defined below). This Guaranty is a guarantee of the Indebtedness, and not just a guarantee of the obligations of the Seller thereunder.

As used in this Guaranty, (i) the term “Documents” shall mean all documents given to evidence or secure, or otherwise executed in connection with, the Indebtedness or any portion thereof, and (ii) the term “Excluded Swap Obligation” shall mean any Swap Obligation (as hereinafter defined) if, and to the extent that, all or a portion of the guarantee by Guarantor of, or the grant by Guarantor of a security interest to secure, such Swap Obligation (or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time of the guarantee of Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation; (iii) the term "Swap Obligation" shall mean any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act; and (iv) the term "Commodity Exchange Act" shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time.

(2) The liability of Guarantor shall be unlimited and shall cover all Indebtedness of Seller (or any or all of them if more than one) to Bank. This is a continuing guaranty relating to any Indebtedness, including Indebtedness arising under successive transactions which shall either continue or modify Indebtedness or from time to time renew or modify Indebtedness after such Indebtedness has been satisfied. Guarantor agrees that the Indebtedness extends to and includes any and all liability for environmental indemnities contained in the Documents. Notwithstanding any other provision of this Guaranty, the provisions of this paragraph shall automatically expire and be of no further force and effect if, as and when (i) the Indebtedness has been paid in full and the Bank has no obligation or discretionary right to make further advances under the Documents, (ii) such payments have become final and are not subject to being voided or refunded under the United States bankruptcy code or other applicable law, and (iii) such satisfaction of Indebtedness did not result from or was not related to the Bank accepting or acquiring title to any real property (the “Property”) covered by the environmental indemnities referenced above, whether by foreclosure, deed in lieu of foreclosure, or otherwise. The Guarantor agrees that, unless the provisions of this paragraph shall automatically expire pursuant to the provisions of the preceding sentence, the Guarantor's guaranty of the Indebtedness with respect to the matters set forth in this paragraph shall survive indefinitely, and shall not be extinguished by the payment of the Indebtedness, the exercise of any right or remedy under any of the Documents including, but not limited to, foreclosure or the taking of a deed in lieu of foreclosure, or any subsequent sale or transfer of such Property.

This Guaranty may not be revoked with respect to (i) any outstanding Indebtedness, or (ii) any advances, credit extensions or payments made under any commitment, credit arrangement or other agreement relating to any Indebtedness which permits, provides for or obligates Bank to make advances, extensions of credit or payments on behalf of others, including without limitation any construction loan, line of credit, letter of credit, or advances or payments for protection of collateral. With respect to other obligations, this Guaranty shall remain in effect until Bank's written acknowledgment of Bank's receipt of a written notice of revocation by Guarantor which revocation does not attempt to revoke liability for any of the liabilities described in the first sentence of this paragraph. Any revocation which attempts to revoke Guarantor’s liability for any of the liabilities described in the first sentence of this paragraph shall be void and of no force or effect, whether or not received, acknowledged or accepted by Bank unless Bank executes a separate written termination of this Guaranty.. Notwithstanding anything to the contrary contained or implied herein or in any other document, this Guaranty may not be revoked or terminated, other than with the prior written consent of the Bank, except upon strict compliance with the conditions and requirements heretofore set forth in this Section (2) . In the event any sums or other things of value that are paid or transferred to or otherwise received by the Bank are rescinded, recovered, required to be returned, set aside, rendered void or otherwise adversely affected in any legal proceeding or for any cause whatsoever, including under any law, rule or regulation relative to bankruptcy, insolvency, fraudulent transfers or other relief of debtors, then this Guaranty shall continue to be effective or shall be revived and reinstated, as necessary in order to give full effect to the Guarantor’s liability hereunder, to the same extent as if such payment, transfer and/or receipt had never occurred. This Guaranty shall not release, modify, revoke or terminate any other guaranty heretofore or hereafter executed by any other guarantor of any or all of the Indebtedness (individually and collectively, “Other Guarantors”). No other guaranty heretofore or hereafter executed by any Other Guarantors shall release, modify, revoke or terminate this Guaranty. This Guaranty shall not release, modify, revoke or terminate any other guaranty heretofore or hereafter executed by the Guarantor unless this Guaranty specifically references such other guaranty and the release, modification, revocation or termination thereof and the same is accepted by Bank in writing. No other guaranty heretofore or hereafter executed by the Guarantor shall release, modify, revoke or terminate this Guaranty unless such guaranty specifically references this Guaranty and the release, modification, revocation or termination thereof and the same is accepted by Bank in writing.

(3) The obligations of Guarantor hereunder are independent of the obligations of Seller and of any Other Guarantors. A separate action or actions may be brought and prosecuted against the Guarantor whether action is brought against Seller or any Other Guarantors or whether the Seller or any Other Guarantors are joined in any such action or actions.

(4) It is the intent hereof that this obligation of Guarantor shall be and remain unaffected, (a) by the existence or non-existence, validity or invalidity, of any pledge, assignment or conveyance given as security; or (b) by any understanding or agreement that any other person, firm or corporation was or is to execute this or any other guaranty, any of the notes evidencing the Indebtedness, or any part thereof, or any other document or instrument or was or is to provide collateral for any Indebtedness; or (c) by resort on the part of Bank, or failure of Bank to resort, to any other security or remedy for the collection of said Indebtedness; or (d) by the death, bankruptcy, insolvency, dissolution or incapacitation of any of the Guarantor, Other Guarantors, Seller or any other person, and in case of any such death or bankruptcy, the failure of Bank to file a claim against the deceased Guarantor's estate or against such bankrupt’s estate, or the failure of Bank otherwise to seek remedies as a consequence of such events.

(5) Guarantor authorizes Bank, without notice or demand and without affecting Guarantor's liability hereunder, from time to time to (a) renew, compromise, extend, accelerate, restate, consolidate, replace, refinance or otherwise change the time for payment of, or otherwise change the terms of, the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereof; (b) take and hold security for the payment of this Guaranty or any of the Indebtedness and/or exchange, modify, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and/or (d) release or substitute the Seller, any of the Other Guarantors and any other obligors or endorsers of all or any part of the Indebtedness.

(6) Guarantor waives any right to require Bank (a) to proceed against the Seller or Other Guarantors; (b) to protect, preserve, proceed against or exhaust any security held from Seller; or (c) to pursue any other remedy in Bank's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of the Seller, Guarantor, or Other Guarantors (including any defense based on or arising out of the unenforceability of any part of the Indebtedness for any cause whatsoever), or by reason of the cessation from any cause whatsoever of the liability of the Seller, Guarantor or Other Guarantors. Until all Indebtedness shall have been paid in full, Guarantor shall not have any rights of subrogation, reimbursement, contribution or indemnity or any right of recourse to any assets or properties of the Seller or any of the Other Guarantors, and Guarantor waives (i) all such rights, if any, of subrogation, reimbursement, contribution, indemnity and recourse, (ii) any right to enforce any remedy which Bank now has or may hereafter have against the Seller or any Other Guarantor, and (iii) any benefit of, and any right of recourse to or to participate in any security now or hereafter held by Bank or otherwise constituting collateral for any Indebtedness. Guarantor waives all presentments, demands for performance, notices of nonperformance, notice of acceleration, notice of intent to accelerate, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurrence of new or additional Indebtedness, and waives any rights of defenses based, in whole or in part, upon an offset by Guarantor, Seller or Other Guarantors against any obligation or Indebtedness now or hereafter owed to the Seller, Guarantor or Other Guarantors (including to Guarantor by Seller). Guarantor waives the benefit of any statute of limitations or other defenses affecting Seller's liability for the Indebtedness or the enforcement thereof or such Guarantor's liability hereunder or the enforcement thereof, and Guarantor further agrees that any payment by Seller or other circumstances that operate to toll any statute of limitations as to the Seller shall operate to toll the statute of limitations as to Guarantor. Guarantor waives any rights to exemption under the constitution of the State of Alabama or any other state as to any Indebtedness or obligation created hereunder.

(7) In addition to all liens upon, and rights of setoff against, moneys, securities or other property of the Guarantor given to Bank by law, Bank shall have and hereby is granted a lien upon, security interest in and a right of setoff against all moneys, securities and other property of the Guarantor now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and every such lien, security interest and right of setoff may be exercised without demand upon or notice to Guarantor or any Other Guarantor. No lien, security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank, or by any failure to exercise such right of setoff or to enforce such lien or security interest, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien specifically is waived or released in a written instrument executed by Bank.

(8) Any indebtedness of Seller to Guarantor, whether now existing, hereafter arising, secured or unsecured, and if secured, the security for same, hereby is subordinated to the Indebtedness; and such subordinated indebtedness, if Bank so requests, shall be collected, enforced and received by Guarantor as trustee for Bank and be paid over to Bank on account of the Indebtedness but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

(9) Where the Guarantor or Seller is a corporation, partnership, joint venture, trust, limited liability company, business organization or enterprise, it shall not be necessary for Bank to inquire into the power or authority of Seller or Guarantor or the officers, directors, partners, trustees or agents or purporting to act on their behalf.

(10) Guarantor shall pay attorney's fees and all other costs and expenses which are incurred by Bank in the enforcement of this Guaranty.

(11) No right, privilege, remedy or power of Bank hereunder shall be deemed to have been waived by any act or conduct or failure or delay to act on the part of the Bank or any of its agents, employees or representatives; and the terms and provisions hereof may not be waived, altered, modified, or amended except in writing duly signed by a duly authorized officer of the Bank. In the event that Bank shall waive in writing any provision or requirement hereunder, such waiver shall be effective only for the specific purposes, circumstances and duration stated in said waiver. Bank may without notice assign this Guaranty in whole or in part and each reference herein to Bank shall be deemed to include its successors and assigns. The provisions of this Guaranty are binding upon the Guarantor and the heirs, distributees, executors, administrators, legal representatives, personal representatives, successors and assigns thereof and shall inure to the benefit of the Bank and each of its successors and assigns. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND BANK HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA. Guarantor acknowledges that any cause of action arising under this Guaranty will be a cause of action arising from an Alabama transaction and that the Indebtedness is owing to a banking organization under Alabama law or that has its principal place of business in Alabama, that it is foreseeable that this Guaranty and the performance hereof have and will have significant effects in the State of Alabama, and that Guarantor's execution of this Guaranty will subject Guarantor to judicial jurisdiction in the State of Alabama. If any of the provisions of this Guaranty or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the provisions of this Guaranty, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law. Except as expressly set forth in this Guaranty, this Guaranty is the entire agreement of the Guarantor and the Bank with respect to the guarantee of the Indebtedness by the Guarantor and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Bank unless expressed herein. Any notice by Guarantor to Bank shall be effective only upon the actual receipt thereof by the General Counsel of Bank at Bank’s office in Decatur, Alabama.

(12) Guarantor hereby irrevocably submits to the exclusive jurisdiction of the State of Alabama and the United States District Court located in Birmingham, Alabama, and waives any objection it might have to the laying of venue of any suit, action or proceedings related to this Guaranty (“Proceedings”) brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum, and waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over Guarantor.

(13) BANK AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY, THE LOAN, ANY MORTGAGE, ALL OTHER DOCUMENTS GIVEN TO EVIDENCE OR SECURE THE LOAN, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS RELATED THERETO (WHETHER VERBAL OR WRITTEN).

(14) This Guaranty is given under the seal of all parties hereto, and it is intended that this Guaranty is and shall constitute and have the effect of a sealed instrument according to law.

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IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty effective the ______ day of _________________________, 2017.

Address:	GUARANTOR: FITLIFE BRANDS, INC., a Nevada corporation By: Its: Date Signed:

STATE OF

COUNTY OF

I,________________, a notary public in and for said county in said state, hereby certify that ________________ , whose name as ________________ of FitLife Brands, Inc., a Nevada corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, he, as such   and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this  day of    , 2017.

                                                         ________________________________
                                                         Notary Public
[Notorial Seal]                                 My Commission Expires: _________________________